TRANSAMERICA FUNDS
Transamerica Equity (the “Fund”)
Supplement dated March 1, 2010 to the
Prospectuses dated March 1, 2010
The following supplements, and replaces any contrary information in, the Prospectus.
Effective April 9, 2010, Wellington Management Company, LLP will replace Transamerica Investment Management, LLC as the Fund’s sub-adviser. Effective April 9, 2010, in connection with the change in sub-adviser, the Fund’s principal investment strategies and sub-advisory fee structure will change, and the Fund will change its name to Transamerica WMC Diversified Growth.
Fund Name
Until April 8, 2010, all references to “Transamerica WMC Diversified Growth” in the Prospectus refer to “Transamerica Equity.”
Principal Investment Strategies
Until April 8, 2010, within the Fund Summary relating to Transamerica Equity in the Prospectus, the subsection “Principal Investment Strategies” is restated in its entirety as follows:
Transamerica Investment Management, LLC (“TIM”), the fund’s sub-adviser, invests, under normal circumstances, at least 80% of the fund’s net assets in domestic common stocks. TIM uses a “bottom-up” approach to investing and builds the fund’s portfolio one company at a time by investing fund assets principally in equity securities. A “bottom-up” approach is looking at individual companies against the context of broader market factors.
The fund may invest in other securities or use other investment strategies in pursuit of its investment objective.
The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments.
Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.
Management
Until April 8, 2010, within the Fund Summary relating to Transamerica Equity in the Prospectus, the subsection “Management” is supplemented and amended as follows:
Sub-Adviser:
Transamerica Investment Management, LLC
Portfolio Managers:
John J. Huber, CFA, Portfolio Manager (Lead) since 2008
Kirk J. Kim, Portfolio Manager (Co) since 2010
Gary U. Rollé, CFA, Portfolio Manager (Co) since 2000

More on the Funds’ Strategies and Investments
Until April 8, 2010, the “More on the Funds’ Strategies and Investments” section of the Prospectus relating to Transamerica Equity is restated in its entirety as follows:
The fund’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the fund’s net assets in domestic common stocks. TIM uses a “bottom-up” approach to investing and builds the fund’s portfolio one company at a time by investing fund assets principally in equity securities.
TIM believes in long-term investing and does not attempt to time the market.
TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:
•	shareholder-oriented management
•	dominance in market share
•	cost production advantages
•	leading brands
•	self-financed growth
•	attractive reinvestment opportunities
While TIM invests principally in domestic common stocks, the fund may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Sub-Advisers
Until April 8, 2010, within the “Shareholder Information” section of the Prospectus, the table in the subsection “Sub-Advisers” is supplemented and amended as follows:

Fund	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica Equity	0.28%	Transamerica Investment Management, LLC (“TIM”) 11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025

Portfolio Manager(s)
Until April 8, 2010, within the “Shareholder Information” section of the Prospectus, the subsection “Portfolio Manager(s)” is supplemented and amended as follows:
Transamerica Equity

Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
John J. Huber, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Equity Process and Risk Management, Portfolio Manager
Gary U. Rollé, CFA/2000	Portfolio Manager (Co)	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Kirk J. Kim/2010	Portfolio Manager (Co)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
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Investors Should Retain this Supplement for Future Reference

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